UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

26 Vly Road, Albany, NY  12205

(Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

26 Vly Road, Albany, NY  12205

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 439-7507

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ANNUAL REPORT

March 31, 2007

“Vision without execution is a hallucination”

- Albert Einstein

March 31, 2007

Dear Fellow Shareholders:

The Adirondack Small Cap Fund increased 6.18% during the first three months of 2007, finishing its second fiscal year up 11.78% (assuming reinvestment of dividends).  The Fund’s benchmark index, the Russell 2000, advanced 1.94% in the March quarter and 5.91% during the past twelve months.  Since inception the Fund is up 38.01%, exceeding the benchmark index return of 33.01%.  Volatility versus the index, as measured by standard deviation of monthly returns, since inception was 8.41% versus 13.17%.  We are pleased that we have been able to generate index-beating returns since launching the Fund with considerably less volatility than our benchmark index.

March 31, 2007 Performance Summary
	Cumulative Return Since Inception (04/06/05)	Average Annualized Return Since Inception (04/06/05)	04/01/06- 3/31/07	1/01/07-3/31/07
The Adirondack Small Cap Fund	38.05%	17.66%	11.78%	6.18%
Russell 2000® Index	33.01%	15.48%	5.91%	1.94%
Avg. Small Cap Core Mutual Fund*	Not Available	Not Available	5.65%	2.63%

The Fund commenced operation on April 6, 2005.  This data reflects past performance Total return measures aggregate change.  Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks and charges and expenses of The Adirondack Small Cap Fund before investing.  For a prospectus containing detail on risks, fees and expenses, please call 1-888-686-2729.  Read it carefully before you invest.  Current performance may be lower or higher than the performance data quoted.

* Source: Lipper ranking of 693 funds for the period 04/01/06-03/31/07

A number of factors contributed to the Fund’s out-performance during the quarter and the year.  First, our underweight in the Finance sector enabled us to avoid the turbulence in the consumer finance industry that weighted down the index. Secondly, we were early investors on a number of solid turnaround stories. For example, in late 2005 we purchased shares in CF Industries and Terra Industries, two manufacturers of crop nutrients. In our opinion, the industry had become a more disciplined allocator of capital after reckless expansion in the late nineties. We also thought the industry appeared to be an undiscovered way to benefit from the rising demand for ethanol. Late last year research analysts from a number of large brokerages started making the same pitch. Needless to say, the shares of these companies rose sharply and are now trading at record multiples. We have since sold these positions, as their share prices have moved beyond our original price target.  Being a disciplined seller is essential, especially within the Small Cap realm where valuations can become severely disconnected from fundamentals in either direction. Recognizing when to take profits is equally as important as finding good stocks.

The Fund had two companies acquired during the quarter, bringing the total to eight since inception.  The composition of the Fund’s portfolio is consistent with last year. The top ten holdings represent approximately 26% of investments up from about 24% in March 2006 due mainly to the appreciation of several positions.  The Fund owned shares of 48 different companies at fiscal year-end versus 49 as of March 31, 2006.  Technology remains the Fund’s largest sector overweight and Financials our largest underweight.

While we are pleased with the performance of the Fund thus far, we continue to strive to improve our process. At the start of the calendar year we hired Sean Leonard to join the firm, whom we have known since he joined the investment profession nearly ten years ago.  Sean returned to the Albany area after spending several years in Boston working for State Street Research and then in New York as an analyst for Mackay Shields. Sean holds a CFA charter and an MBA from SUNY Albany. We are fortunate to have Sean as part of our team. His tireless work ethic, sharp analytical skills and unquestionable integrity are a rare combination of attributes that will undoubtedly come in handy as the Fund grows.

Looking ahead, we remain cautiously optimistic about the outlook for the stock market as a whole.  On the positive side, strong global economic growth and healthy US consumer spending appear to be creating enough aggregate demand to provide revenue and earnings growth opportunities for most of our established holdings.  On the negative side, increased global liquidity and private equity firms’ ongoing acquisition activities are pushing asset prices higher; which makes it challenging to find compelling new investments ideas.  As contrarian investors, each day we continue to seek out investment opportunities that have been cast aside by the investment community at large without expending the effort to discover the potential treasure hidden within.

As always, please continue to carefully assess your investment goals and objectives, keeping in mind that The Adirondack Small Cap Fund was created as a long-term investment vehicle. Our goal is to be considered among the best small cap managers. For more information on The Adirondack Small Cap Fund go to www.mutualss.com or call us at (888) 686-2729 or (518) 690-0470. As always, thank you for investing with us.

Sincerely,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Co-Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

Adirondack Small Cap Fund

Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

Adirondack Small Cap Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2007)
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
04/06/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06
03/31/07
Adirondack Small Cap Fund ($13,804)
Russell 2000 Index ($13,030)
Russell 2000 Value Index ($13,175)

	1 Year	Since Inception
Adirondack Small Cap Fund *	11.78%	17.65%
Russell 2000 Index	4.65%	14.28%
Russell 2000 Value Index	8.36%	14.91%

* Initial public offering of shares was April 6, 2005.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION (Unaudited)

MARCH 31, 2007

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS

MARCH 31, 2007 (UNAUDITED)

1. Carreker Corp.	3.30%
2. Gray Television, Inc.	3.22%
3. Sumtotal Systems, Inc.	2.71%
4. Keynote Systems, Inc.	2.65%
5. Perot Systems Corp.	2.48%
6. Global Crossing, Ltd.	2.46%
7. PMA Capital Corp.	2.42%
8. Semco Energy, Inc.	2.42%
9. Playtex Products, Inc.	2.37%
10. Crown Holdings, Inc.	2.27%

	The Adirondack Small Cap Fund
	Schedule of Investments
	March 31, 2007

Shares		Value

COMMON STOCK - 84.99%

Accident & Health Insurance - 1.25%
7,000	Conseco, Inc. *	$ 121,100

Beverage-Soft Drinks - 1.95%
8,500	Pepsiamericas, Inc.	189,720

Biotechnology Research & Products - 2.16%
23,050	Trinity Biotech Plc. ADS *	209,294

Broadcasting And Cable Tv - 2.10%
51,000	Spanish Broadcasting System, Inc. *	204,000

Business Services, Nec - 2.02%
20,000	Startek, Inc.	195,800

Communications Technology - 3.76%
8,700	Global Crossing, Ltd. *	239,250
70,500	NMS Communications Corp. *	125,490
		364,740
Computer Communications Equipment - 1.29%
32,000	3Com Corp. *	125,120

Computer Services Soft & System - 9.52%
19,200	Keynote Systems, Inc. *	257,664
24,000	Lawson Software, Inc. *	194,160
33,000	Sumtotal Systems, Inc. *	263,340
25,000	Skillsoft Plc. ADS *	209,000
		924,164
Computer Technology - 4.28%
13,500	Perot Systems Corp. *	241,245
45,000	Adaptec, Inc. *	174,150
		415,395
Consumer Discretionary-Apparel - 1.83%
23,501	Ashworth, Inc. *	177,903

Consumer Products - 3.95%
17,000	Playtex Products, Inc. *	230,690
7,000	Smart & Final, Inc. *	152,390
		383,080
Contain & Package-Metal & Glass - 2.27%
9,000	Crown Holdings, Inc. *	220,140

Drugs & Pharmaceuticals - 1.35%
4,600	King Pharmaceuticals, Inc. *	90,482
1,716	Sciele Pharmaceuticals, Inc. *	40,635
		131,117
Electrical & Electronics - 1.76%
25,000	DDI Corp. *	171,000

Electronics-Med Systems - 1.91%
20,300	Cardiac Science Corp. *	185,745

Entertainment - 5.36%
6,800	Dreamworks Animation SKG, Inc. *	207,944
30,000	Gray Television, Inc.	312,600
		520,544
Financial Data Process Services - 5.51%
40,000	Carreker Corp. *	320,800
22,500	Espeed, Inc. Class A *	213,750
		534,550
Financial Miscellaneous - 3.13%
25,000	PMA Capital Corp. *	234,750
6,000	Medallion Financial Corp.	68,640
		303,390
Fire, Marine & Casualty Insurance - 2.14%
12,000	Montpelier Re Holdings, Ltd.	208,080

Foods - 1.94%
14,000	Cal-Maine Foods, Inc.	188,300

Functions Related To Depository Banking, Nec - 0.96%
8,000	Electronic Clearing House, Inc. *	92,880

Home Health Care - 1.26%
27,268	Hooper Holmes, Inc. *	121,888

Insurance-Life - 1.43%
10,000	Phoenix Companies, Inc.	138,800

Insurance-Property-Casualty - 0.94%
15,000	Penn Treaty American Corp. *	90,750

Leisure Time - 0.42%
2,600	Callaway Golf Corp.	40,976

Life Insurance - 0.87%
21,000	Scottish RE Group, Ltd. *	84,420

Manufactured Housing - 1.61%
32,000	Cavalier Homes, Inc. *	155,840

Medical & Dental Instruments & Supply - 0.90%
8,900	Vascular Solutions, Inc. *	87,576

Production Technology Equipment - 2.74%
3,400	Electro Scientific Industries, Inc. *	65,416
22,000	Mattson Technology, Inc. *	200,200
		265,616
Radio & Tv Broadcasters - 1.77%
20,305	Emmis Communications Corp. *	171,374

Specialty Chemicals - 0.98%
3,000	WD40 Company	95,130

Semiconductor Equipment & Materials - 1.73%
22,000	Axcelis Technologies, Inc. *	168,080

Semiconductors & Related Devices - 1.97%
40,000	Axt, Inc. *	191,600

Services-Commercial - 1.77%
15,000	Bisys Group, Inc. *	171,900

Shoes - 2.13%
8,052	Kenneth Cole Productions	206,695

Utilities-Gas Distribution - 2.42%
30,800	Semco Energy, Inc. *	234,696

Utilities-Gas Pipelines - 1.61%
17,000	Dynegy, Inc. *	157,420

TOTAL FOR COMMON STOCKS (Cost $7,129,592) - 84.99%		8,248,823

SHORT-TERM INVESTMENTS - 13.42%
867,946	Huntington U.S. Treasury Money Market IV 4.39% **	867,946
435,000	Dickinson Press, Inc. 5.08%, 8/1/2018 ** †	435,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,302,946)		1,302,946

TOTAL INVESTMENTS (Cost $8,432,538) - 98.41%		9,551,769

OTHER ASSETS LESS LIABILITIES - 1.59%		153,952

NET ASSETS - 100.00%		$ 9,705,721

* Non-income producing securities during the period
** Variable rate security; the coupon rate shown represents the yield at March 31, 2007.
† Seven day floating rate security. Redeemable at par upon 7 days notice to the Huntington National Bank.
Credit enhancement (to investment grade) is provided by The Huntington National Bank in the form of a Standby Letter of Credit.
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
March 31, 2007

Assets:
Investments, at Value (Cost $8,432,538)	$ 9,551,769
Cash	2,700
Receivables:
Securities Sold	355,581
Fund Shares Sold	1,450
Dividends and Interest	8,882
Prepaid Expenses	1,536
Total Assets	9,921,918
Liabilities:
Payables:
Securities Purchased	183,487
Fund Shares Redeemed	11,800
Accrued Management Fees	7,531
Other Accrued Expenses	13,379
Total Liabilities	216,197
Net Assets	$ 9,705,721

Net Assets Consist of:
Paid In Capital	$ 7,887,258
Accumulated Undistributed Realized Gain on Investments	699,232
Unrealized Appreciation in Value of Investments	1,119,231
Net Assets, for 705,629 Shares Outstanding	$ 9,705,721

Net Asset Value Per Share	$ 13.75

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the year ended March 31, 2007

Investment Income:
Dividends	$ 65,435
Interest	65,776
Total Investment Income	131,211

Expenses:
Advisory Fees (Note 3)	107,662
Transfer Agent Fees	25,188
Legal Fees	20,238
Auditing Fees	10,368
Custodian Fees	7,431
Trustee Fees	2,050
Registration Fees	1,390
Insurance Fees	943
Miscellaneous Fees	325
Printing and Mailing Fees	243
Total Expenses	175,838
Advisory Fees Waived (Note 3)	(29,418)
Net Expenses	146,420

Net Investment Loss	(15,209)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	678,340
Net Change in Unrealized Appreciation on Investments	313,259
Net Realized and Unrealized Gain on Investments	991,599

Net Increase in Net Assets resulting from Operations	$ 976,390

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statements of Changes in Net Assets

	For the Year	For the Period
	Ended	Ended
	3/31/2007	3/31/2006 †
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (15,209)	$ (27,227)
Net Realized Gain on Investments	678,340	56,167
Unrealized Appreciation on Investments	313,259	805,972
Net Increase in Net Assets Resulting from Operations	976,390	834,912

Distributions to shareholders from:
Net investment income	-	-
Realized capital gains	(35,275)	-
	(35,275)	-

Capital Share Transactions (Note 5)	(116,172)	7,915,267

Total Increase	824,943	8,750,179

Net Assets:
Beginning of Year	8,880,778	130,599

End of Year	$ 9,705,721	$ 8,880,778

† Commencement of Operations: April 6, 2005
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For theYear	For the Period
	Ended	Ended
	3/31/2007	3/31/2006 †

Net Asset Value, at Beginning of Year	$ 12.35	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.02)	(0.08)
Net Gain on Securities (Realized and Unrealized)	1.47	2.43
Total from Investment Operations	1.45	2.35

Less Distributions:
From Net Investment Income	-	-
From Realized capital gains	(0.05)	-
	(0.05)	-

Net Asset Value, at End of Year	$ 13.75	$ 12.35

Total Return **	11.78%	23.50%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,706	$ 8,881
Ratio of Expenses to Average Net Assets
Before Waivers	2.04%	2.50%	***
After Waivers	1.70%	1.70%	***
Ratio of Net Investment Loss to Average Net Assets
Before Waivers	(0.52)%	(1.46)%	***
After Waivers	(0.18)%	(0.66)%	***
Portfolio Turnover	76.83%	21.94%

† Commencement of Operations April 6, 2005
* Per share Net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS(Continued)

MARCH 31, 2007

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications:  In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2007, the Fund recorded permanent book/tax differences of $15,209 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

expenses during the year. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and/or an officer of the Fund, are the shareholders of the Advisor. Under the Agreement the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor has agreed to waive its management fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.70% until March 31, 2008. The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest).  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2007, the Advisor earned advisory fees of $107,662, of which $29,418 of the fee was waived.  The Fund owed the Advisor $7,531 as of March 31, 2007.

The fee waiver and/or reimbursements by the Advisor are subject to repayment by the Fund within three years following the fiscal year in which that particular expense is incurred, if the fund is able to make the repayment without exceeding the expense limitation and the repayment is approved by the Board of Trustees. As of March 31, 2007, a total of $62,344 has been waived and reimbursed by the Advisor, of this amount $32,926 is subject to repayment by the Fund to the Advisor not later than March 31, 2009 and $29,418 is subject to repayment by the Fund to the Advisor not later than March 31, 2010, under the aforementioned conditions.

Note 4. Organizational Expenses

The Advisor has agreed to pay all initial organizational expenses of the Fund.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS(Continued)

MARCH 31, 2007

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in capital was $7,887,258 as of March 31, 2007.  Transactions in capital for the fiscal years ended March 31, 2007 and 2006 were as follows:

	2007		2006
	Shares	Amount	Shares	Amount
Shares sold	117,571	$1,478,360	751,536	$8,463,358
Shares reinvested	2,710	35,231	0	0
Shares redeemed	(133,469)	(1,629,807)	(45,779)	(548,091)
	(13,188)	$(116,216)	705,757	$7,915,267

Note 6. Investment Transactions

For the year ended March 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,125,308 and $5,867,032 respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at March 31, 2007 was $8,460,557. The difference between book cost and tax cost of wash sales of $28,019.

At March 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,406,685	($315,473)	$1,091,212

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed net investment loss	$(15,209)
Undistributed short-term capital gain	699,232
Unrealized appreciation on investments	1,119,231
$1,803,254

The tax character of distributions paid during the fiscal year ended March 31, 2007.

Value
Short Term Capital Gain	$28,938
Long Term Capital Gain	6,337
$35,275

Note 8. Distributions to Shareholders

On December 27, 2006, distributions of $0.04206 and $0.00921 per share aggregating $28,938 and $6,337 were paid to shareholders of record on this same date from short term and long term capital gains.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of March 31, 2007, Charles Schwab & Co. for the benefit of its customers owned over 70% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  Substantially all of this account (70% of the Fund) is owned by clients of the Center for Financial Planning (“CFP”), a registered investment advisor.  CFP has discretionary authority over its clients assets and therefore CFP may deem to beneficially own the shares of the Fund and indirectly control the Fund.  Louis Morizio, a Trustee of the Fund and shareholders of the Advisor, owns CFP and therefore indirectly controls the Fund.

Note 10. New Accounting Pronouncements

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS(Continued)

MARCH 31, 2007

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits have a more than fifty percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2007 and the related statements of operations, changes in net assets and financial highlights for the year then ended, and also the statement of changes in net assets and financial highlights for the period April 6, 2005 (commencement of investment operations) through March 31, 2006.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of March 31, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2007, the results of its operations and changes in its net assets for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
May 22, 2007

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2007 (UNAUDITED)

Expense Example

As a shareholder of the Adirondack Small Cap Fund, you incur two types of costs: (1) a potential transaction cost for redemptions of shares within 30 days of their purchase and (2) ongoing costs, including management fees, custody fees, transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006 through March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on any redemptions of shares within 30 days of their purchase.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included where applicable, your costs may have been higher.

The Adirondack Fund

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2006
	October 1, 2006	March 31, 2007	to March 31, 2007

Actual	$1,000.00	$1,137.09	$9.06
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.45	$8.55

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2007 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Kevin Gallagher 100 Ford Rd. Denville, New Jersey 07834 Year of Birth: 1964	Trustee	Indefinite; Since March 2005	1	Vice President of Business Development, Panurgy NY Metro, LLC since February 2004; Director of Sales, Coca-Cola Enterprises from December 1988 through February 2004
Wade Coton 26 Vly Road Albany, New York 12205 Year of Birth: 1968	Trustee	Indefinite; Since March 2005	1	Home Builder and Developer, Richard H. List, Inc. since January 1995.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2007 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregory A. Roeder 26 Vly Road Albany, New York 12205 Year of Birth: 1963	President and Chief Compliance Officer	Indefinite; Since March 2005	N/A	Principal, Adirondack Research & Management, Inc. from 2003 to the present; Portfolio Manager/Analyst, Eddy & Wakefield from 2000 to 2003; Analyst, CL King & Associates from 1997 to 2000
Louis Morizio 26 Vly Road Albany, New York 12205 Year of Birth: 1959	Trustee; Secretary	Indefinite; Trustee Since March 2005; Secretary Since December 2004	1	Registered Investment Adviser, Center for Financial Planning since December 1994
Matthew Reiner 26 Vly Road Albany, New York 12205 Year of Birth: 1965	Treasurer and Principal Financial Officer	Indefinite; Since March 2005	N/A

Vice President of Research, Paradigm Capital Management from 2000 to 2005; Senior Analyst and Portfolio Manager, Paradigm Capital Management from 1998 to 2005; Equity Analyst, CL King & Associates from 1996 to 1998; Research Associate, CL King & Associates from 1994 to 1996.

Norman Joseph Plourde 26 Vly Road Albany, New York 12205 Year of Birth: 1963	Trustee	Indefinite; Since March 2005	1

Principal and General Manager since August 2006 of Ideal Wood Products. Treasurer and owner, Ideal Wood Products since October 2001; General Manager of Operations, Universal Forest Products from July 2006 to October 2001; General Manager and treasurer, P&R Truss Co. from June 1985 through October 2001

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2007 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Approval  - The management agreement between the Advisor and the Trust, on behalf of the Fund (the “Management Agreement”), was approved by the Board, including each Trustee who is not an interested person of the Trust or an interested party to the Management Agreement (the “Independent Trustees”), at a meeting held on May 22, 2006.  The Trustees were directed to the Board materials, provided in advance of the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”).

The Board discussed the specific factors Trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the fund and the investment advisor; the nature, extent and quality of the services provided by the investment advisor to the fund; the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the nature, extent and quality of the services provided by the Advisor to the Fund, the Trustees considered that, under the terms of the Management Agreement, the Advisor would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Advisor in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Trustees also considered that the Chief Investment Officer for the Advisor (the “CIO”) will continue to serve in such capacity and that he and the President / Chief Compliance Officer (the “President and CCO”) for the Advisor will be the individuals primarily responsible for day-to-day management of the Fund. The Trustees discussed the investment experience of the CIO and the President and CCO, the compliance experience of the President and CCO, and the quality of the investment and administrative services that the Fund has received from the Advisor.  The Trustees also considered the financial capacity of the Advisor.  The Trustees noted that the Advisor had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as well as the federal securities laws.  The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Advisor.

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2007 (UNAUDITED)

Management Agreement Approval  - The Board reviewed the investment performance of the Fund during the period from April 6, 2005 (the Fund’s inception date) through the close of the Trust’s first fiscal year on March 31, 2006. The Trustees reviewed the appropriateness of the peer groups and indexes.   They concluded that a return of 23.50% for the 2006 fiscal year compared favorably to Peer Group averages and to the returns of the relevant benchmark indexes.  It was the consensus of the Board that they were pleased with the Fund’s performance, particularly in light of the Fund’s stated strategy and low volatility.

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Trustees reviewed the Advisor’s estimates of its profitability and its financial condition.  The President / CCO indicated that the Advisor’s contract with the Fund should generate a modest level of income after fee waivers during the next twelve months.  The Trustees noted that the Advisor has no affiliations with the Fund’s transfer agent, fund accountant, custodian, distributor or any broker-dealers and therefore does not derive any benefits from the relationships these parties have with the Trust.

As to comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared that fee to management fees paid by the funds in the Peer Group.  The Board confirmed that they were not considering payments made by the Advisor to intermediaries in evaluating the proposed management fee.  The Trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services received by the funds in the Peer Group.  The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the Peer Group.  The Trustees also considered the Advisor’s agreement to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed 1.70%.  The Trustees concluded that the Advisor’s management fee and expense ratio were acceptable in light of the quality of services the Fund received from the Advisor and the level of fees paid by funds in the Peer Group.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees noted that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if it experiences a substantial growth in assets.  However, the Trustees recognized that that Fund has only commenced one year of operations and that the absence of breakpoints continues to be acceptable under the circumstances.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that adopting the Management Agreement is in the best interests of the Fund and its shareholders.

Board of Trustees

Wade Cotton

Kevin Gallagher

Louis Morizio

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

26 Vly Road

Albany, NY  12205

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2007

$10,000

FY 2006

$ 8,500

(b)

Audit-Related Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

(c)

Tax Fees

Registrant

FY 2007

$ 1200

FY 2006

$ 1000

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007

$ 1,200 [tax fees]

FY 2006

$ 1,000 [tax fees]

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 16, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 1, 2007

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 1, 2007

* Print the name and title of each signing officer under his or her signature.